UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2009

CRANE CO.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-1657	13-1952290
(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On December 23, 2009, Crane Co., a Delaware corporation (“Crane”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Crane, Crane Merger Co., a Delaware corporation (the “Purchaser”) and direct wholly owned subsidiary of Crane, and Merrimac Industries, Inc., a Delaware corporation (“Merrimac”), pursuant to which Crane will acquire Merrimac, a designer and manufacturer of RF Microwave components, subsystem assemblies and micro-multifunction modules (MMFM®).

Subject to the terms and conditions set forth in the Merger Agreement, the Purchaser will commence a tender offer (the “Tender Offer”) to purchase all of the outstanding shares of common stock, par value $.01 per share, of Merrimac (“Common Stock”) at a purchase price of $16.00 per share in cash, without interest thereon (the “Offer Price”). Upon successful completion of the Tender Offer, and subject to the terms and conditions set forth in the Merger Agreement, the Purchaser will be merged with and into Merrimac (the “Merger”), and Merrimac will survive the Merger as a direct wholly owned subsidiary of Crane.

The Purchaser has agreed to commence the Tender Offer by no later than January 8, 2010, and the Tender Offer shall remain open for at least 20 business days. Consummation of the Tender Offer and the Merger is subject to the satisfaction or waiver of a number of customary closing conditions set forth in the Merger Agreement, including, among others, that (i) there shall be validly tendered (and not properly withdrawn) at least a majority of the outstanding shares of Common Stock immediately prior to the consummation of the Tender Offer, determined on a fully-diluted basis, (ii) a material adverse effect to Merrimac shall not have occurred and (iii) the other conditions set forth in the Merger Agreement shall have been satisfied or waived.

At the effective time of the Merger (the “Effective Time”), each outstanding share of Common Stock, other than shares owned by Crane or its subsidiaries immediately prior to the Effective Time and shares of Common Stock held by persons who have properly demanded appraisal of such shares, will automatically be converted into the right to receive the Offer Price (the “Merger Consideration”) on the terms and subject to the conditions set forth in the Merger Agreement.

The Merger Agreement provides that options to purchase Common Stock (“Stock Option Awards”) granted under any of Merrimac’s equity based compensation plans (the “Stock Plans”) will vest (if not previously vested) and be cancelled subject to and immediately following the Effective Time, and the holder of such Stock Option Awards will, in full settlement of such Stock Option Awards, receive an amount in cash (subject to any applicable withholding tax) equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price or base price, as applicable, per share of such Stock Option Award, multiplied by (y) the total number of shares of Common Stock subject to such Stock Option Award. The Merger Agreement further provides that each restricted stock unit award (“Restricted Stock Unit”) that is outstanding under any Stock Plan will vest or become earned (if not previously vested or earned), as the case may be, and be cancelled subject to and immediately following the Effective Time and converted into the right to receive an amount in cash (subject to any applicable withholding tax) equal to the product of (x) the Merger Consideration multiplied by (y) the total number of shares of Common Stock subject to such Restricted Stock Unit.

Pursuant to the Merger Agreement, Merrimac granted Crane and the Purchaser, subject to certain conditions and limitations, an irrevocable option to purchase, following completion of the Tender Offer and at the Offer Price, an amount of Common Stock, (not to exceed 19.9% of the number of shares of Common Stock then outstanding) that, when added to the amount of Common Stock owned by Crane or the Purchaser at the time of exercise of the option, constitutes one share more than 90% of the Common Stock (the “Top-Up Option”). The Top-Up Option is intended to expedite the timing of the completion of the Merger by effecting the Merger pursuant to Delaware’s “short form” merger statute. Following the Tender Offer and, if necessary, the exercise of the Top-Up Option, if the Purchaser does not own at least 90% of the outstanding Common Stock, a vote of the stockholders of Merrimac will be required to consummate the Merger. In such case, the approval of the Merger at a meeting of the stockholders of Merrimac would be assured because of the Purchaser’s ownership of at least a majority of the Common Stock following completion of the Tender Offer.

The Merger Agreement further provides that, upon payment for the Common Stock pursuant to the Tender Offer and subject to applicable laws, Crane will be entitled to designate a number of directors to the Board of Directors of Merrimac (the “Board”) in proportion to the percentage of the Common Stock it owns following the Tender Offer. Between such time and the Effective Time, the Board will have at least two members who are neither officers of Merrimac nor designees, affiliates or associates of Crane.

Crane, the Purchaser and Merrimac have made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants regarding operation of the business of Merrimac and its subsidiaries prior to the closing and covenants prohibiting Merrimac from soliciting proposals relating to, or providing information or entering into discussions concerning, alternative business combination transactions, except in limited circumstances relating to unsolicited proposals that are, or could reasonably be expected to result in, a proposal superior to the transactions contemplated by the Merger Agreement (a “Superior Proposal”). In the case of such a Superior Proposal, Merrimac may not terminate the Merger Agreement if Crane proposes to amend the terms and conditions of the Merger Agreement or enter into an alternative transaction with Merrimac unless Merrimac’s board of directors determines in good faith that such Superior Proposal remains superior to the transactions contemplated by the Merger Agreement, as Crane has proposed to amend it, or Crane’s proposed alternative transaction, as the case may be.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

Additional Agreements

As inducement to Crane’s and the Purchaser’s willingness to enter into the Merger Agreement, certain officers, directors and principal stockholders of Merrimac (as listed below in Item 9.01) (the “Stockholders”) have agreed to tender their Common Stock in connection with the Tender Offer and to vote in favor of the Merger pursuant to their respective Tender and Voting Agreements, each dated December 23, 2009, entered into by such Stockholders with Crane, the Purchaser and Merrimac (the “Tender Agreements”). In addition, each of such Stockholders has agreed, subject to certain exceptions, to refrain from disposing of their Common Stock and soliciting alternative acquisition proposals to the Merger.

The foregoing description of the Tender Agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Tender Agreements, a form of which is filed as Exhibit 2.2 to this Form 8-K and incorporated herein by reference.

Cautionary Note Regarding the Merger Agreement

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Merrimac, Crane or the Purchaser. In particular, the representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of the specific dates therein and were solely for the benefit of the parties to the Merger Agreement.

The representations and warranties contained in the Merger Agreement may be subject to limitations agreed upon by the parties to the Merger Agreement and are qualified by information in a confidential disclosure letter provided by Merrimac in connection with the signing of the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among Merrimac, Crane and the Purchaser, rather than establishing matters of fact. Information concerning the subject matter of the representations and warranties may also change after the date of the Merger Agreement, which subsequent information may not be fully disclosed in the parties’ public disclosures. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about

Merrimac, Crane or the Purchaser. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Merrimac, Crane or the Purchaser, or any of their respective subsidiaries or affiliates.

Additional Information

The Tender Offer described in this Current Report on Form 8-K and the exhibits attached hereto has not yet commenced. The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Merrimac’s Common Stock will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other related materials, which the Purchaser intends to file with the Securities and Exchange Commission (the “Commission”). In addition, Merrimac intends to file with the Commission a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Tender Offer. Once filed, investors and Merrimac stockholders will be able to obtain free copies of these documents and other documents filed by Merrimac, Crane and the Purchaser with the Commission at the website of the Commission at www.sec.gov. In addition, the Tender Offer statement on Schedule TO and related offering materials may be obtained for free (when they become available) from Crane.

Merrimac stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the Tender Offer that are filed with the Commission carefully and in their entirety prior to making any decisions with respect to the Tender Offer because they contain important information, including the terms and conditions of the Tender Offer.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits attached hereto that relate to future results and events are forward-looking statements based on Crane’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Merrimac’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in Crane’s and Merrimac’s reports filed with the Commission, including but not limited to the risks described in Crane’s Annual Report on Form 10-K for its fiscal year ended December 31, 2008 and Merrimac’s Annual Report on Form 10-K for the fiscal year ended January 3, 2009. Crane and Merrimac assume no obligation and do not intend to update these forward-looking statements.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events

On December 23, 2009, Crane and Merrimac issued a joint press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the execution of the Merger Agreement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated December 23, 2009, by and among Crane Co., Crane Merger Co. and Merrimac Industries, Inc. (Pursuant to the rules of the Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.)

2.2	Form of Tender and Voting Agreement, dated December 23, 2009, among Crane Co., Crane Merger Co., Merrimac Industries, Inc. and each of the following: E.I. DuPont de Nemours and Company, Mason Carter, Edward Cohen, Ludwig Kuttner, Fernando Fernandez, Harold Raveche, Arthur Oliner and Joel Goldberg.

99.1	Joint press release issued by Crane Co. and Merrimac Industries, Inc., dated December 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

By:	/S/ TIMOTHY J. MACCARRICK
Timothy J. MacCarrick
Chief Financial Officer

Dated: December 23, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 23, 2009, by and among Crane Co., Crane Merger Co. and Merrimac Industries, Inc., (Pursuant to the rules of the Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.)

2.2	Form of Tender and Voting Agreement, dated December 23, 2009, among Crane Co., Crane Merger Co., Merrimac Industries, Inc. and each of the following: E.I. DuPont de Nemours and Company, Mason Carter, Edward Cohen, Ludwig Kuttner, Fernando Fernandez, Harold Raveche, Arthur Oliner and Joel Goldberg.

99.1	Joint press release issued by Crane Co. and Merrimac Industries, Inc., dated December 23, 2009.